Exhibit 3.49

State of Delaware Secretary of State Division of Corporations Delivered 03:46 PM 03/08/2011 FILED 03:46 PM 03/08/2011 SRV 110280124 — 2102798 FILE
STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION
The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:
FIRST: That at a meeting of the Board of Directors of Reynolds Packaging Machinery Inc. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof, The resolution setting forth the proposed amendment is as follows:
RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “First ” so that, as amended, said Article shall be and read as follows:
First. The name of this corporation shall be: Closure Systems International Packaging Machinery Inc.
SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.
THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 2nd day of March, 2012.

By:	/s/ Charles T.Cox
Authorized Officer MFG
	Title:	VP GLOBAL MFG CSI
	Name:	Charles T. Cox

877029063
CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
RAGSDALE BROS., INC.
INTO
ALCOA PACKAGING MACHINERY, INC.
(Pursuant to Section 253 of the
General Corporation Law of the State of Delaware)
     ALCOA PACKAGING MACHINERY, INC., a Delaware corporation (the “Company”), does hereby certify:
     FIRST: That the Company is incorporated pursuant to the General Corporation Law of the State of Delaware (the “GCL”).
     SECOND: That the Company owns one hundred percent of the outstanding shares of each class of the capital stock of RAGSDALE BROS., INC., a Colorado corporation (“Ragsdale”).
     THIRD: That the name of the corporation surviving the merger is ALCOA PACKAGING MACHINERY, INC.
     FOURTH: That the Company by resolutions of the Board of Directors duly adopted by written consent in lieu of a meeting, dated December 30, 1986, determined (i) to merge Ragsdale with and into the Company upon the terms and subject to the conditions set forth in such resolutions and (ii) that the Certificate of Incorporation of the Company shall continue to be the Certificate of Incorporation of the surviving corporation. Such resolutions have not been modified or rescinded and are in full force and effect on the date hereof.
     FIFTH: That ALUMINUM COMPANY OF AMERICA, a corporation organized and existing under the laws of Pennsylvania and the sole stockholder of the Company, has approved the merger of Ragsdale with and into the Company by written consent in lieu of a meeting, dated December 30, 1986, pursuant to Section 228 of the GCL.
     IN WITNESS WHEREOF, the Company has caused its corporate seal to be affixed to, and this Certificate of Ownership and Merger to be executed in its corporate name by William L. Ferguson, its Vice President, and attested to by D. A. Yura, its Assistant Secretary, this 26th day of January, 1987.

ALCOA PACKAGING MACHINERY, INC.

[SEAL]

By:	/s/ William L. Ferguson
Vice President

ATTEST:

By:	/s/ D.A. Yura Assistant Secretary
1769t

Certificate of Ownership of the ALCOA PACKAGING MACHINERY, INC.
a corporation organized and existing under the laws of the State of Delaware merging RAGSDALE BROS., INC.
a corporation organized and existing under the laws of the State of Colorado pursuant to Section 253 of the General Corporation Law of the State of Delaware, as received and filed in this office the twenty-ninth day of January A.D. 1987, at 9 o’clock A.M.
     And I do hereby further certify that the aforesaid Corporation shall be governed by the laws of the State of Delaware.

FILE HEADER

FILE # 2102798

BATCH CONTROL # 11-12

READER/PRINTER OPERATOR PT	DATE 1/11/89

SCANNER OPERATOR	DATE

DATE SUBMITTED 9/26/86

FILED BY:	Corporation Service Company	FILE DATE 9/26/86

716269002

TIME 9:00 A.M.

FILER’S NO. 00014

NAME OF COMPANY ALCOA PACKAGING MACHINERY, INC.
FILE NUMBER 21027-98
TYPE OF DOCUMENT CERTIFICATE OF INCORPORATION SECTION NO. 102

CHANGES NAME

CHANGES AGENT/OFFICE
STOCK $
TO $
Franchise Tax $

	Filing Fee Tax	$
	Receiving and Indexing	$
	NO. 2 Certified Copies	$
	NO. PAGES (If prepared by the Division of Corp.)	$
OTHER		$

OTHER		$

	TOTAL	$

CERTIFICATE OF INCORPORATION
OF
ALCOA PACKAGING MACHINERY, INC.
     FIRST. The name of this corporation shall be: ALCOA PACKAGING MACHINERY, INC.
     SECOND. Its registered office in the State of Delaware is to be located at 4305 Lancaster Pike, in the City of Wilmington County of New Castle 19805, and its registered agent at such address is CORPORATION SERVICE COMPANY.
     THIRD. The purpose or purposes of the corporation shall be:
     To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.
     FOURTH. The total number of shares of stock which this corporation is authorized to issue is:
     One Hundred (100) shares of the par value One Hundred Dollars ($100.00) each, amounting to Ten Thousand Dollars ($10,000.00).
     FIFTH. The name and mailing address of the incorporator is as follows:
JANE S. KRAYER
Corporation Service Company
4305 Lancaster Pike
Wilmington, Delaware 19805
     SIXTH. The Board of Directors shall have the power to adopt, amend or repeal the by-laws.
     IN WITNESS WHEREOF, the undersigned, being the incorporator hereinbefore named, has executed, signed and acknowledged this certificate of incorporation this twenty-sixth day of September, A.D. 1986.

/s/ Jane S. Krayer
Jane S. Krayer
Incorporator

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 01/21/1993-
930255186 — 2102798
CERTIFICATE OF CHANGE OF REGISTERED AGENT
AND
REGISTERED OFFICE

* * * * *
          Alcoa Packaging Machinery, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:
     The present registered agent of the corporation is Corporation Service Company 1013 Centre Road, Wilmington, DE 19805-1579 and the present registered office of the corporation is in the county of New Castle
     The Board of Directors of Alcoa Packaging Machinery, Inc.
adopted the following resolution on the 30 day of December, 1992.
          Resolved, that the registered office of Alcoa Packaging Machinery, Inc.
in the state of Delaware be and it hereby is changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the authorization of the present registered agent of this corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.
     IN WITNESS WHEREOF, Alcoa Packaging Machinery, Inc. has caused this statement to be signed by Robert D. Buchanan, its Vice President and attested by D.A. Yura, its                 Secretary this 12 day of January, 1993.

By	/s/ Robert D. Buchanan Vice President
Robert D. Buchanan, Vice President

ATTEST:

By	/s/ D.A. Yura Secretary
D.A. Yura, Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:30 AM 08/30/1996
960253514 – 2102798
CERTIFICATE OF MERGER
OF
RICHMOND PACKAGING MACHINERY, INC
INTO
ALCOA PACKAGING MACHINERY, INC
The undersigned corporation organized and existing under and by virtue of the General Corporation Law of Delaware,
DOES HEREBY CERTIFY:
FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

Richmond Packaging Machinery, Inc.	Delaware

Alcoa Packaging Machinery, Inc.	Delaware
SECOND: That an agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of section 251 of the General Corporation Law of Delaware.
THIRD: That the name of the surviving corporation of the merger is Alcoa Packaging Machinery, Inc.
FOURTH: That the Certificate of Incorporation of Alcoa Packaging Machinery, Inc., a Delaware corporation which will survive the merger, shall be the Certificate of Incorporation of the surviving corporation.
FIFTH: That the executed Agreement of Merger is on file at the principal place of business of the surviving corporation, the address of which is 4535 South Santa Fe Drive, Englewood, CO 80110.
SIXTH: That a copy of the Agreement of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

SEVENTH: That this Certificate of merger shall be effective on September 2, 1996.
Dated: August 30, 1996

ALCOA PACKAGING MACHINERY, INC.

By	/s/ William G. Nichols William G. Nichols, Vice President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 09/30/1996
960283177 – 2430894
CERTIFICATE OF MERGER
OF
ALCOA BOTTLE CONTROL, INC.
INTO
ALCOA PACKAGING MACHINERY, INC.
The undersigned corporation organized and existing under and by virtue of the General Corporation Law of Delaware,
DOES HEREBY CERTIFY:
FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

Alcoa Bottle Control, Inc.	Delaware
Alcoa Packaging Machinery, Inc.	Delaware
SECOND: That an agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of section 251 of the General Corporation Law of Delaware.
THIRD: That the name of the surviving corporation of the merger is Alcoa Packaging Machinery, Inc.
FOURTH: That the Certificate of Incorporation of Alcoa Packaging Machinery, Inc., a Delaware corporation which will survive the merger, shall be the Certificate of Incorporation of the surviving corporation.
FIFTH: That the executed Agreement of Merger is on file at the principal place of business of the surviving corporation, the address of which is 4535 South Santa Fe Drive, Englewood, CO 80110.
SIXTH: That a copy of the Agreement of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.
SEVENTH: That this Certificate of Merger shall be effective on October 1, 1996.
Dated: September 30, 1996

ALCOA PACKAGING MACHINERY, INC.

By	/s/ William G. Nichols William G. Nichols, Vice President

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 09/30/1996
960283119 – 2102798
CERTIFICATE OF MERGER
of
ALCOA ZEPF, L.L.C.
into
ALCOA PACKAGING MACHINERY, INC.
dated: SEPTEMBER 30, 1996
     The undersigned corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, 8 Del. C. §101, et. seq. (the “GCL”),
     DOES HEREBY CERTIFY:
     FIRST: The name and jurisdiction of formation or organization of each of the constituent entities which is to merge are as follows:

Jurisdiction of
Name	Formation or Organization
Alcoa Packaging Machinery, Inc.	Delaware
Alcoa Zepf, L.L.C.	Delaware
     SECOND: An Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged in accordance with Section 264(c) of the GCL and in accordance with Section 18-209 of the Delaware Limited Liability Company Act, 6 Del. C. § 18-101, et. seq. by (i) Alcoa Packaging Machinery, Inc. and (ii) Alcoa Zepf, L.L.C.
     THIRD: The name of the surviving Delaware corporation is Alcoa Packaging Machinery, Inc.
     FOURTH: The certificate of incorporation of Alcoa Packaging Machinery, Inc., shall be the certificate of incorporation of the surviving entity.
     FIFTH: The merger of Alcoa Zepf, L.L.C. into Alcoa Packaging Machinery, Inc. shall be effective on October 1, 1996.
     SIXTH: The executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 4535 South Santa Fe Drive, Englewood, CO 80110.

     SEVENTH: A copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any member of Alcoa Zepf, L.L.C., and to any person holding an interest in Alcoa Packaging Machinery, Inc.

Attest:		ALCOA PACKAGING MACHINERY, INC.

By:	/s/ D.A. Yura	By:	/s/ William G. Nichols
	Name: D.A. Yura		William G. Nichols
	Title: Secretary		Vice President
[SEAL]

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE
AND OF REGISTERED AGENT
It is hereby certified that:
     1. The name of the corporation (hereinafter called the “corporation”) is ALCOA PACKAGING MACHINERY, INC.
     2. The registered office of the corporation within the State of Delaware is hereby changed to 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle.
     3. The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company, the business office of which is identical with the registered office of the corporation as hereby changed.
     4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.
Signed on December 13, 2002

/s/ Donna C. Dabney Donna C. Dabney, Secretary
STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/16/2002
020772296 – 2102798

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:06 PM 01/10/2007
FILED 08:36 PM 01/10/2007
SRV 070033035 – 2102798 FILE
CERTIFICATE OF CHANGE OF REGISTERED AGENT
AND
REGISTERED OFFICE

* * * * *
     Alcoa Packaging Machinery, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:
     The present registered agent of the corporation is Corporation Service Company and the present registered office of the corporation is in the county of New Castle.
     The Board of Directors of Alcoa Packaging Machinery, Inc. adopted the following resolution on the 20th day of December, 2006.
     Resolved, that the registered office of Alcoa Packaging Machinery, Inc. in the state of Delaware be and it hereby is changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the authorization of the present registered agent of this corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.
     IN WITNESS WHEREOF, Alcoa Packaging Machinery, Inc. has caused this statement to be signed by Steven Zimmer, its Secretary, this 5th day of January, 2007.

/s/ Steven Zimmer Steven Zimmer, Secretary
(DEL. - 264 - 6/15/94)
CT System

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:26 PM 02/29/2008
FILED 12:26 PM 02/29/2008
SRV 080260793 – 2102798 FILE
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
ALCOA PACKAGING MACHINERY, INC.
Pursuant to Section 242 of the General
Corporation Law of the State of Delaware
     Alcoa Packaging Machinery, Inc. (the “Corporation”), a corporation organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”) hereby certifies as follows:
          That in lieu of a meeting and vote of the Board of the Corporation (the “Board”), the Board has, by unanimous written consent dated February 29, 2008, duly adopted a resolution setting forth the following proposed amendment to the Certificate of Incorporation of the Corporation and declaring such amendment to be advisable:
     Article FIRST of the Certificate of Incorporation of the Corporation is hereby amended to change the name of the Corporation to Reynolds Packaging Machinery Inc.
          That in lieu of a meeting and vote of the stockholders of the Corporation, the stockholders have by written consent, dated February 29, 2008, approved the adoption of the foregoing amendment in accordance with the provision of Section 228 of the General Corporation Law, and that such consent has been filed with the minutes of the proceedings of the stockholders of the Corporation. That the foregoing amendment of the Certificate of Incorporation was duly adopted pursuant to the applicable provisions of Sections 141, 228 and 242 of the General Corporation Law.

     IN WITNESS WHEREOF, the undersigned, being a duly authorized Secretary of the Corporation, for the purpose of amending the Certificate of Incorporation of the Corporation pursuant to Section 242 of the General Corporation Law, does make and file this Certificate, hereby declaring and certifying that the facts herein stated are true, and accordingly has hereunto set her hand, this 29th day of February, 2008.

/s/ Helen D. Golding Secretary
Helen D. Golding

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:45 PM 02/05/2009
FILED 01:16 PM 02/05/2009
SRV 090106598 – 2102798 FILE
CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE
AND OF REGISTERED AGENT
It is hereby certified that:
     1. The name of the corporation (hereinafter called the “Corporation”) is Reynolds Packaging Machinery Inc.
     2. The registered office of the Corporation within the State of Delaware is hereby changed to 160 Greentree Drive, Suite 101, City of Dover 19904, County of Kent.
     3. The registered agent of the Corporation within the State of Delaware is hereby changed to National Registered Agents, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.
     4. The Corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.
Signed on 2/3/09

/s/ Lawrence M. Tuskey Lawrence M. Tuskey, Secretary